LEHMAN BROTHERS
                             COMPUTATIONAL MATERIALS

                     $75,000,000 Certificates (Approximate)

                    First Alliance Mortgage Loan Trust 1997-2

                    First Alliance Mortgage Company (Sponsor)

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

Title of Securities:    First Alliance Mortgage Loan Trust 1997-2,
                        Class A-1 Fixed Rate Group Certificates and
                        Class A-2 Variable Rate Group Certificates
                        (collectively, the "Certificates").

Certificate
Description:            Class A-1                   Class A-2
                        ---------                   ---------

Collateral:             Fixed Rate Home Equity      Variable Rate Home Equity
                        Mortgage Loans              Mortgage Loans

Prepayment
Assumption:             [23% HEP]                   [27% CPR]

Approximate Size:       [$20,000,000]               [$55,000,000]

Average Life
to Call:                [3.496]                     [2.888]

Average Life
to maturity:            [3.861]                     [3.095]

Coupon:                 [.%]                        The lesser of:
                                                    1) One Month LIBOR + []bps
                                                    2) The Available Funds Cap

Coupon Step-up:         After the Clean-Up Call,    After the Clean-up Call,
                        the Coupon will             the lesser of:
                        be increased by             1) One Month LIBOR
                        50 bps.                        + 2x []bps
                                                    2) The Available Funds Cap

Yield to Call:          [.%]                        Variable

Collateral
Adjustment Frequency:   N/A                         Every 6 months (Both
                                                    Interest Rate & Payment)

Payment Delay:          [19]                        NONE

Interest
Accrual Basis:          30/360                      Actual/360

Dated Date:             [6/1/97]                    [6/26/97]

Expected Maturity
without Call:           [12/20/15]                  [10/20/13]

Expected Maturity
with 10% Call:          [03/20/05]                  [03/20/05]

Stated Maturity:        [/20/]                      [/20/]

Pricing Date:           [June __, 1997]             [June __, 1997]

Settlement Date:        [June 27, 1997]             [June 27, 1997]

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

Company and
Servicer:               First Alliance Mortgage Company, a California
                        corporation.

Servicing Fee:          50 basis points per annum.

Trustee:                The Chase Manhattan Bank

Aggregate
Group Balance:          Fixed Rate Group                $[20,000,000]
                        Variable Rate Group             $[55,000,000]

Payment Date:           The 20th day of each month or, if such day is not a
                        business day, the next succeeding business day, beginning on July 20, 1997.

Record Date:            Class A-1 & Class A-2 - The last day of the calendar
                        month immediately preceeding the related Payment Date.

Interest
Accrual Period:         The interest accrual period for the Class A-1
                        Certificates is the calendar month prior to the month in which a distribution occurs.

                        Interest will accrue on the Class A-2 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of Certificates:   Book-entry only through the same-day funds facilities of
                        DTC, Euroclear and CEDEL.

Denominations:          Minimum denominations of $1,000 and integral multiples
                        thereof.

Prepayment
Assumption:             For the Class A-1 Fixed-Rate Group Certificates, [23]%
                        HEP ([2.3]% CPR in month 1 with monthly incremental increases of [2.3]% CPR until the speed reaches [23]%
                        CPR in month 10 based on loan seasoning.)

                        For the Class A-2 Variable-Rate Group Certificates, [27]% CPR.

10% Clean-up Call:      The Servicer has the option to exercise a call when the
                        aggregate mortgage loan balance equals 10% or less of the original aggregate collateral balance and the original aggregate amount of the prefunding accounts.
                        The call will be exercised at par plus accrued interest.

Coupon Step-Up:         If the Servicer does not exercise the Cleanup Call, the
                        coupon on the Class A-1 Certificates shall be raised to [.]% + 0.50%.

                        If the Servicer does not exercise the Cleanup Call, the coupon on the Class A-2 Certificates shall be raised to 1M LIBOR + 2x []bps, subject to the Monthly Available Funds Cap.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

Available Funds Cap:    The Available Funds Cap is the weighted average of the
                        Mortgage Rates on the Mortgage Loans in the Variable
                        Rate Group, less the sum of (a) the VariableRate Group
                        Servicing Fee (50 bps), (b) beginning on the Second
                        Payment Date from the Closing Date, the premiums due to the Certificate Insurer with respect to the Certificate
                        Insurance Policy relating to the Class A-2 Certificates,
                        (c) the fees due to the Trustee relating to the Class
                        A-2 Certificates, and (d) beginning on the [seventh]
                        Payment Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Variable
                        Rate Group, calculated as of the first day of the related Remittance Period.

Interest
Carry Forward:          The Class A-2 Certificates will have an interest carry
                        forward feature. The excess of the interest accrued on the Class A-2 Certificates over the amount of interest actually distributed will be paid on future Remittance
                        Dates to the extent of Class A-2 Available funds prior to distributing any Excess Spread to the holder of the Class R Certificate. The Interest Carryover Amount will accrue interest at the Class A-2 Certificate Rate. No interest Carryover will be paid once its principal balance has been reduced to zero. The Interest Carryover
                        Amount is not guaranteed by MBIA. There will be no make-whole of the interest carry forward at the call date.

Pre-Funding Account:    On the Closing Date, approximately [$14,102,328.94] will
                        be deposited in a pre-funding account for the purchase of additional floating-rate mortgage loans and [$4,569,684.29] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the Closing Date until [July
                        20,1997] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                        Funds remaining in the fixed-rate pre-funding account will be distributed to the Class A-1 Certificateholders as a prepayment on the July 1997 Payment Date.

                        Funds remaining in the floating-rate pre-funding account will be distributed to the Class A-2 Certificateholders as a prepayment on the July 1997 Payment Date.

Credit Enhancement:     A combination of:
                        - Overcollateralization.
                        - Cross-collateralization of excess spread
                        - 100% wrap from MBIA guarantee of timely interest and
                          ultimate principal.

Certificate Ratings:    The Certificates will be rated AAA by Standard & Poor's
                        and Aaa by Moody's Investor Service.

Certificate Insurer:    MBIA Insurance Corporation ("MBIA"). MBIA's
                        claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

Certificate
Insurance:              Timely payments of interest and the ultimate payment of
                        principal on the Certificates will be 100% guaranteed by MBIA.

ERISA
Considerations:         The Certificates will not be ERISA eligible during the
                        Prefunding Period. At the end of the Prefunding Period, the Certificates may be ERISA eligible. Investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:               REMIC.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

AVAILABLE FUNDS CAP

Cap: Net WAC - fees - 50bps cushion (starting month7)

(30/360 day count)

DATE          COUPON
----          ------
07/97          8.448
08/97          8.448
09/97          8.449
10/97          8.449
11/97          8.449
12/97          8.579
01/98          8.079
02/98          8.515
03/98          8.903
04/98          8.971
05/98          8.971
06/98          9.102
07/98          9.102
08/98          9.537
09/98          9.926
10/98          9.994
11/98          9.994
12/98         10.124
01/99         10.125
02/99         10.560
03/99         10.948
04/99         11.016
05/99         11.016
06/99         11.081
07/99         11.081
08/99         11.318
09/99         11.514
10/99         11.549
11/99         11.549
12/99         11.549
01/00         11.549
02/00         11.549
03/00         11.549
04/00         11.549
05/00         11.549
06/00         11.549
07/00         11.549

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

AVAILABLE FUNDS CAP

Cap: Net WAC - fees - 50bps cushion (starting month7)

(30/360 day count)

DATE          COUPON
----          ------
08/00         11.549
09/00         11.549
10/00         11.549
11/00         11.549
12/00         11.549
01/01         11.549
02/01         11.549
03/01         11.549
04/01         11.549
05/01         11.549
06/01         11.549
07/01         11.549
08/01         11.549
09/01         11.549
10/01         11.549
11/01         11.549
12/01         11.549
01/02         11.549
02/02         11.549
03/02         11.549
04/02         11.549
05/02         11.549
06/02         11.549
07/02         11.549
08/02         11.549

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

CURRENT BALANCE: $20,000,000.00                       DATED DATE: 06/01/97
COUPON: TBD                                           FIRST PAYMENT: 07/20/97
FACTOR: 1.0000000000                                  TOTAL CLASSES: 2
ORIGINAL BALANCE: $20,000,000.00                      YIELD TABLE DATE: 06/27/97

                                     FAMT72
                            BOND A1 PRICE-YIELD TABLE
                                PREPAYMENT SPEED
                           *** PRICED TO 10% CALL ***

        PRICING SPEED
         FIX      23.0%/      19.00%/      21.00%/    23.00%/      25.00%/      27.00%/      29.00%/        HEP
PRICE    ARM      27.0%       21.00        23.00      25.00        27.00        29.00        31.00      CPR
99-24             7.324       7.330        7.327      7.324        7.321        7.318        7.315
99-24+            7.318       7.325        7.322      7.319        7.315        7.312        7.308
99-25             7.313       7.321        7.317      7.313        7.309        7.306        7.302
99-25+            7.307       7.316        7.312      7.308        7.304        7.299        7.295
99-26             7.302       7.311        7.307      7.302        7.298        7.293        7.289
99-26+            7.296       7.306        7.302      7.297        7.292        7.287        7.282
99-27             7.291       7.302        7.297      7.291        7.286        7.281        7.276
99-27+            7.285       7.297        7.291      7.286        7.280        7.275        7.269

99-28             7.280       7.292        7.286      7.281        7.275        7.269        7.263
99-28+            7.274       7.287        7.281      7.275        7.269        7.263        7.256
99-29             7.269       7.283        7.276      7.270        7.263        7.256        7.250
99-29+            7.263       7.278        7.271      7.264        7.257        7.250        7.243
99-30             7.258       7.273        7.266      7.259        7.251        7.244        7.237
99-30+            7.252       7.268        7.261      7.253        7.246        7.238        7.230
99-31             7.247       7.264        7.256      7.248        7.240        7.232        7.224
99-31+            7.241       7.259        7.251      7.242        7.234        7.226        7.217

100-00            7.236       7.254        7.246      7.237        7.228        7.219        7.211
100-00+           7.230       7.250        7.241      7.232        7.223        7.213        7.204
100-01            7.225       7.245        7.236      7.226        7.217        7.207        7.198
100-01+           7.219       7.240        7.230      7.221        7.211        7.201        7.191
100-02            7.214       7.235        7.225      7.215        7.205        7.195        7.185
100-02+           7.208       7.231        7.220      7.210        7.199        7.189        7.178
100-03            7.203       7.226        7.215      7.205        7.194        7.183        7.172
100-03+           7.197       7.221        7.210      7.199        7.188        7.177        7.165

100-04            7.192       7.217        7.205      7.194        7.182        7.170        7.159
100-04+           7.187       7.212        7.200      7.188        7.176        7.164        7.152
100-05            7.181       7.207        7.195      7.183        7.171        7.158        7.146
100-05+           7.176       7.202        7.190      7.177        7.165        7.152        7.139
100-06            7.170       7.198        7.185      7.172        7.159        7.146        7.133
100-06+           7.165       7.193        7.180      7.167        7.153        7.140        7.126
100-07            7.159       7.188        7.175      7.161        7.148        7.134        7.120
100-07+           7.154       7.184        7.170      7.156        7.142        7.128        7.113

First Payment     0.064       0.064        0.064      0.064        0.064        0.064        0.064
Average Life      3.496       4.214        3.850      3.545        3.281        3.052        2.854
Last Payment      7.731       9.814        8.897      8.147        7.481        6.897        6.397
Mod.Dur. @ 100-00 2.837       3.289        3.062      2.864        2.688        2.531        2.392


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

CURRENT BALANCE: $55,000,000.00                       DATED DATE: 06/26/97
CURRENT COUPON:  TBD                                  FIRST PAYMENT: 07/20/97
FACTOR: 1.0000000000                                  TOTAL CLASSES: 2
ORIGINAL BALANCE: $55,000,000.00                      YIELD TABLE DATE: 06/27/97

                                     FAMT72
                      BOND A2 DISCOUNT MARGIN ACT/360 TABLE
                        ASSUMED CONSTANT LIBOR-1M 5.6875
                           *** PRICED TO 10% CALL ***


PRICING SPEED
         FIX        23.0%/     19.00%/          21.00%/         23.00%/         25.00%/       27.00%/   29.00%/HEP
PRICE    ARM        27.0%      21.00            23.00           25.00           27.00         29.00         31.00    CPR
99-24               32.826       30.866         31.526          32.193          32.878        33.581        34.294
99-24+              32.210       30.373         30.992          31.617          32.260        32.918        33.586
99-25               31.595       29.880         30.458          31.042          31.641        32.255        32.879
99-25+              30.980       29.388         29.924          30.466          31.023        31.593        32.172
99-26               30.365       28.896         29.390          29.891          30.404        30.931        31.465
99-26+              29.750       28.403         28.857          29.315          29.786        30.268        30.758
99-27               29.135       27.911         28.323          28.740          29.168        29.607        30.052
99-27+              28.521       27.419         27.790          28.165          28.550        28.945        29.346

99-28               27.906       26.928         27.257          27.590          27.933        28.283        28.639
99-28+              27.292       26.436         26.724          27.016          27.315        27.622        27.933
99-29               26.678       25.944         26.191          26.441          26.698        26.961        27.228
99-29+              26.064       25.453         25.659          25.867          26.081        26.300        26.522
99-30               25.451       24.962         25.126          25.293          25.464        25.639        25.817
99-30+              24.837       24.471         24.594          24.719          24.847        24.978        25.112
99-31               24.224       23.980         24.062          24.145          24.230        24.318        24.407
99-31+              23.611       23.489         23.530          23.571          23.614        23.657        23.702

100-00              22.998       22.998         22.998          22.998          22.998        22.997        22.997
100-00+             22.385       22.507         22.466          22.424          22.381        22.337        22.293
100-01              21.772       22.017         21.935          21.851          21.765        21.678        21.589
100-01+             21.160       21.527         21.403          21.278          21.150        21.018        20.885
100-02              20.547       21.037         20.872          20.705          20.534        20.359        20.181
100-02+             19.935       20.547         20.341          20.132          19.919        19.700        19.477
100-03              19.323       20.057         19.810          19.560          19.303        19.040        18.774
100-03+             18.711       19.567         19.279          18.987          18.688        18.382        18.070

100-04              18.100       19.077         18.748          18.415          18.073        17.723        17.367
100-04+             17.488       18.588         18.217          17.843          17.458        17.064        16.664
100-05              16.877       18.098         17.687          17.271          16.844        16.406        15.962
100-05+             16.266       17.609         17.157          16.699          16.229        15.748        15.259
100-06              15.655       17.120         16.627          16.128          15.615        15.090        14.557
100-06+             15.044       16.631         16.097          15.556          15.001        14.432        13.855
100-07              14.433       16.142         15.567          14.985          14.387        13.775        13.153
100-07+             13.823       15.654         15.037          14.414          13.773        13.117        12.451

First Payment       0.064        0.064          0.064           0.064           0.064         0.064         0.064
Average Life        2.888        3.749          3.405           3.116           2.866         2.649         2.460
Last Payment        7.731        9.814          8.897           8.147           7.481         6.897         6.397
Mod.Dur. @ 100-00   2.450        3.060          2.823           2.618           2.436         2.275         2.131


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

First Alliance Mortgage Loan Trust 1997-2

         -  FAMT72
         -  Cut Off Date of Tape is  5/31/97
         -  FIX
         -  $15,430,315.71
         -  Mortgage Summary Report
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                   222
Aggregate Unpaid Principal Balance:                         $15,430,315.71
Aggregate Original Principal Balance:                       $15,596,000.00

Weighted Average Gross Coupon:                              10.675%
Gross Coupon Range:                                         8.500% -  16.950%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                           $69,505.93
Average Original Principal Balance:                         $70,252.25

Maximum Unpaid Principal Balance:                           $233,764.00
Minimum Unpaid Principal Balance:                           $9,304.45

Maximum Original Principal Balance:                         $233,764.00
Minimum Original Principal Balance:                         $11,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):           309.677
Stated Rem Term Range:                                      80.000 - 360.000

Weighted Avg. Amortized Rem. Term:                          309.511
Amortized Rem Term Range:                                   79.997 - 360.056

Weighted Average Age (First Pay thru Paid Thru Date):       3.598
Age Range:                                                  0.000 - 73.000

Weighted Average Original Term:                             313.274
Original Term Range:                                        120.000 - 360.000

Weighted Average Original LTV:                              54.861
Original LTV Range:                                         4.800% - 83.250%

Weighted Average Combined LTV:                              56.017
Combined LTV Range:                                         12.350% - 83.250%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).